                                                                   Exhibit 23.11



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
iSalvage.com, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

New York, New York
March 28, 2000